Consent of Independent Registered Public Accounting Firm

We consent to the references to our firm under the captions “Financial Highlights” in each Prospectus and “Miscellaneous Information – Independent Registered Public Accounting Firm” in the Statement of Additional Information in Post-Effective Amendment Number 742 to the Registration Statement (Form N-1A No 333-132380) of WisdomTree Trust, and to the incorporation by reference of our reports, dated May 21, 2020, on WisdomTree U.S. Dividend ex-Financials Fund, WisdomTree U.S. ESG Fund, WisdomTree U.S. High Dividend Fund, WisdomTree U.S. LargeCap Dividend Fund, WisdomTree U.S. LargeCap Fund, WisdomTree U.S. MidCap Dividend Fund, WisdomTree U.S. MidCap Fund, WisdomTree U.S. Multifactor Fund, WisdomTree U.S. Quality Dividend Growth Fund, WisdomTree U.S. Quality Shareholder Yield Fund, WisdomTree U.S. SmallCap Dividend Fund, WisdomTree U.S. SmallCap Fund, WisdomTree U.S. SmallCap Quality Dividend Growth Fund, WisdomTree U.S. Total Dividend Fund, WisdomTree Asia Pacific ex-Japan Fund, WisdomTree China ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets Consumer Growth Fund, WisdomTree Emerging Markets ex-State-Owned Enterprises Fund, WisdomTree Emerging Markets High Dividend Fund, WisdomTree Emerging Markets Multifactor Fund, WisdomTree Emerging Markets Quality Dividend Growth Fund, WisdomTree Emerging Markets SmallCap Dividend Fund, WisdomTree Global ex-U.S. Quality Dividend Growth Fund, WisdomTree Global ex-U.S. Real Estate Fund, WisdomTree Global High Dividend Fund, WisdomTree India Earnings Fund, WisdomTree India ex-State-Owned Enterprises Fund, WisdomTree Middle East Dividend Fund, WisdomTree Modern Tech Platforms Fund, WisdomTree Europe Hedged Equity Fund, WisdomTree Europe Hedged SmallCap Equity Fund, WisdomTree Germany Hedged Equity Fund, WisdomTree International Hedged Quality Dividend Growth Fund, WisdomTree Japan Hedged Equity Fund, WisdomTree Japan Hedged SmallCap Equity Fund, WisdomTree Europe Quality Dividend Growth Fund, WisdomTree Europe SmallCap Dividend Fund, WisdomTree International Dividend ex-Financials Fund, WisdomTree International Equity Fund, WisdomTree International High Dividend Fund, WisdomTree International LargeCap Dividend Fund, WisdomTree International MidCap Dividend Fund, WisdomTree International Multifactor Fund, WisdomTree International Quality Dividend Growth Fund, WisdomTree International SmallCap Dividend Fund, and WisdomTree Japan SmallCap Dividend Fund, included in the Annual Reports for the fiscal periods ended March 31, 2020.

/s/ Ernst & Young LLP

New York, NY

July 28, 2020